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                                                                 EXECUTION COPY
                                                                         6/1/98

                                                                 Exhibit 10(ff)


                             INDEMNITY AGREEMENT


          This Indemnity Agreement dated as of June 3, 1998, between American Crystal Sugar Company, a Minnesota cooperative (the "INDEMNITOR"), Newcourt Capital USA Inc., a Delaware corporation ("NEWCOURT"), Crystech, LLC, a Delaware limited liability company (the "PROJECT COMPANY") and Crystech Senior Lender Trust, a Delaware statutory business trust ("CRYSTECH TRUST" and, together with Newcourt and the Project Company, the "INDEMNITEES").


                               R E C I T A L S

          WHEREAS, the Indemnitor desires that its affiliate, the Project Company, engage Process Systems Incorporated Construction Company ("PSI") to design, engineer and construct a molasses desugarization facility (the "MDS FACILITY") at Indemnitor's sugar processing facility in Hillsboro, North Dakota and other related equipment to be used by Indemnitor at its sugar processing facilities in Hillsboro, North Dakota and Moorhead, Minnesota (the MDS Facility and such other related equipment being collectively referred to as the "PROJECT"). The MDS Facility will utilize certain technology (the "IDRECO TECHNOLOGY") provided by Idreco Inc. ("IDRECO");

          WHEREAS, in connection with submitting a bid to construct the MDS Facility, PSI entered into a Confidentiality Agreement dated as of July 7, 1997 (the "CONFIDENTIALITY AGREEMENT") with Indemnitor and Finnsugar Bioproducts Inc. ("FINNSUGAR") and Applexion Inc. ("APPLEXION") defining certain rights and obligations of the parties thereto with respect to certain "confidential information" (as defined therein) belonging to Finnsugar and/or Applexion;

          WHEREAS, as a result of the Confidentiality Agreement the Project Company, the Indemnitees who have provided financing for the Project in the form of debt (in the case of Crystech Trust) and equity contributions (in the case of Newcourt) may be exposed to certain actions, claims, losses and expenses arising out of the engagement of PSI to construct the Project pursuant to the Engineering, Procurement and Construction Contract between PSI and Crystech dated as of May 28, 1998 ("the EPC CONTRACT") and the use of the Idreco Technology; and

          WHEREAS, in order to provide the Indemnitees with adequate protection and incentive to consent to the construction of the Project by PSI, the use of the Idreco Technology and certain other risks associated with the development, operation, ownership and financing of the Project, the Indemnitor has agreed to enter into this Indemnity Agreement to provide indemnity to the Indemnitees as more fully set forth herein.

          NOW, THEREFORE, in consideration of the premises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are

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hereby acknowledged, the parties hereto covenant and agree as follows:

          SECTION 1.     DEFINED TERMS.

          (a) Each capitalized term used and not separately defined herein shall have the meaning ascribed to such term in the Note Purchase Agreement dated as of the date hereof between the Project Company and the Crystech Trust (the "NOTE PURCHASE AGREEMENT").

          (b) Except as otherwise specified or as the context may otherwise require, any reference herein to any agreement, contract or document shall mean such agreement, contract or document and all schedules, exhibits, attachments and annexes thereto as amended, supplemented or modified and in effect from to time, as permitted by the Note Purchase Agreement.

          SECTION 2.     INDEMNIFICATION.

          (a) The Indemnitor agrees to indemnify, release, exonerate and hold each Indemnitee and each of their respective trustees, officers, directors, employees and agents free and harmless on demand from and against any and all claims, actions, causes of action, suits, losses, liabilities, damages and expenses, including without limitation reasonable counsel fees and disbursements (the "INDEMNIFIED LIABILITIES") incurred by such Indemnitee as a result of, arising out of, or relating to (i) any claims brought against the Project Company, the Project, PSI or the Indemnitees (or any of them) by Finnsugar and/or Applexion or any of their respective shareholders, successors or assigns or anyone acting on their behalf for patent, copyright or trademark infringement or the unauthorized use of trade secrets with respect to the use or license of the Idreco Technology in connection with the development, construction, operation or ownership of the Project, (ii) the Confidentiality Agreement, (iii) any third-party claims of the type described in Section 14.2 of the EPC Contract, (iv) any Idreco Delay (as defined in the EPC Contract) and (v) any present or future Environmental Claim or environmental matter or condition (in each case whether known or unknown) associated with the Indemnitor, its assets or operations or the ownership by Indemnitor or any other Person of any real property or facility leased to the Project Company or used in connection with the Project or any Release (actual or threatened) of any Hazardous Materials from, at or to any site or facility owned or used by Indemnitor.

          (b) In furtherance of the foregoing, Indemnitor agrees to pay all principal, interest and Make-Whole Amounts (if any) and any other amounts due and owing (including, without limitation, following the acceleration of the Notes pursuant to Section 10 of the Note Purchase Agreement) under the Note Purchase Agreement and Section 4.2 of the Company LLC Agreement if and for so long as any such claim, action, cause of action, suit, loss, liability or expense referred to in Section 2(a) above, delays or impairs or slows the construction or completion of the Project (or any part thereof) in accordance with the Contract Master Schedule (as defined in the EPC Contract) such that Provisional Performance Acceptance does not occur by the Date Certain or delays or impairs the start-up, operation or performance of the MDS Facility or Impairs the Tolling Agreement.

          (c) Without limiting the generality of the foregoing, the scope of the indemnification provided to the


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     Indemnitees hereunder will extend to and include (i) if the Tolling
     Agreement has terminated, any diminution in the value of the Project (or any part thereof) caused by any of the events described in Section 2(a) above and (ii) any additional Project Costs incurred by the Project Company beyond those set forth in the Construction Budget as a result of any of the events described in Section 2(a) above.

          (d) All obligations of Indemnitor hereunder shall continue during the period Indemnitees are involved in the construction and operation of the Project and thereafter shall continue so long as Indemnitees may be subject to any possible claim or threatened, pending or completed action, suit or proceeding or liability, loss, liability, damage or expense of any kind described in this Section 2.

          SECTION 3.     NOTIFICATION AND DEFENSE OF CLAIM.

          (a) Each Indemnitee shall give prompt notice to Indemnitor and each other Indemnitee of any occurrence with respect to which it is entitled to indemnification, provided, however, that Indemnitor shall not be relieved of its obligations hereunder on account of any failure to give notice.

          (b) Each Indemnitee shall give Indemnitor a reasonable opportunity, at Indemnitor's expense, to resist, defend and/or settle such action, suit or proceeding or cause the same to be resisted, defended and/or settled by counsel for the insurer of the liability or by counsel designated by Indemnitor and reasonably approved by such Indemnitee, which approval shall not be unreasonably delayed or withheld, provided that each Indemnitee may in any case retain separate counsel and participate in such defense, at its own expense. In the event that Indemnitor fails, within a reasonable period of time, to resist, defend and/or settle any such action, suit or proceeding as aforesaid with counsel approved by such Indemnitee, such Indemnitee may resist, defend and/or settle such action, suit or proceeding to the final determination of such action, suit or proceeding, at Indemnitor's expense, by counsel designated by such Indemnitee.

          (c) Indemnitor hereby agrees that its obligations hereunder will be paid strictly in accordance with the terms of this Indemnity Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the Financing Documents or affecting any of the rights of any Indemnitee with respect thereto, to the extent the same may be waived.

          SECTION 4.     WAIVER.

          Except as expressly provided in this Indemnity Agreement, Indemnitor hereby waives (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any obligation by Indemnitor; (iii) notice of any actions taken by Indemnitee, Indemnitor or any interested party under any Financing Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the obligations of Indemnitor hereunder, the omission of or delay in which, but for the provision of this Section 4, might constitute grounds for relieving


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Indemnitor of its obligations hereunder; and (v) any requirement that any
Indemnitee protect, secure, perfect or insure any security interest or lien in or on any property or exhaust any right or take any action against Indemnitor or any other person or the Project as a pre-condition to such Indemnitee's right to enforce this Indemnity Agreement in accordance with its terms. Without limiting the generality of the foregoing, Indemnitor hereby waives any defense which may arise by reason of (A) the incapacity, lack of authority, death or disability of, or revocation hereof by, any Person or Persons, (B) the failure of any Indemnitee to file or enforce any claim against the estate of any Person or Persons, or (C) any defense based upon an election of remedies by such Indemnitee.

          SECTION 5.     ENFORCEMENT; PAYMENT.

          Each Indemnitee shall be reimbursed by Indemnitor for all reasonable expenses (including reasonable attorneys' fees) incurred in enforcing rights or in collecting monies due under this Agreement. All payments by Indemnitor under this Indemnity Agreement shall be made without set-off, counterclaim or other defense. If Indemnitor does not pay any amount payable hereunder when due, Indemnitor shall pay interest on such amount at an annual rate equal to the Default Interest Rate payable with respect to Advances outstanding until such time as such amount, together with any accrued interest thereon shall have been paid in full to the applicable Indemnitee. For so long as any of the Notes are outstanding, all amounts payable by Indemnitor hereunder to the Project Company shall be made in the manner set forth in Section 6 of the Agency and Disbursement Agreement.

          SECTION 6.     SEPARABILITY.

          Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

          SECTION 7.     COUNTERPARTS.

          This Agreement may be executed in one or more counterparts each of which for all purposes shall be deemed to be an original and all of which taken together shall constitute one instrument.

          SECTION 8.     SUBMISSION TO JURISDICTION.

          Indemnitor hereby submits to the nonexclusive jurisdiction of the courts of the United States of America for the Southern District of New York and of any New York State court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Indemnity Agreement or the indemnification contemplated hereby. Indemnitor hereby irrevocably appoints CT Corporation System having offices on the date hereof at 1633 Broadway, New York, New York 10019 as the agent for service of process in connection


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with any such proceedings in New York and further agrees that such service of process may be made by certified mail, return receipt requested, to Indemnitor's address specified herein or any other manner permitted by law. Indemnitor consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court, including, without limitation, any objection that such action or proceeding was brought in an inconvenient court.

          SECTION 9.     GOVERNING LAW.

          This Agreement shall be interpreted and enforced in accordance with the law of the State of New York.

          SECTION 10.    BINDING EFFECT.

          This Agreement shall be binding upon and inure to the benefit of the Indemnitees and their successors and assigns and Indemnitor and its successors and assigns.

          SECTION 11.    MODIFICATION.

          No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by all parties hereto.

          SECTION 12.    MISCELLANEOUS.

          (a) No failure on the part of any Indemnitee to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder or under any other document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of each Indemnitee provided herein and in the Financing Documents are cumulative and are in addition to, and not exclusive of, any right or remedies provided by law.

          (b) Crystech Trust may take or release other security for the payment of the Notes, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of any outstanding amounts in respect of the Notes without prejudice to any of its rights under this Indemnity Agreement.

          (c) All notices and other communications hereunder shall be in writing (including without limitation by telex or telecopy) delivered to any party at its address set forth on the signature pages hereof or at such other address as such party shall have notified the other parties hereto.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                                AMERICAN CRYSTAL SUGAR COMPANY


                                                By
                                                  ---------------------------
                                                     Title:

                                                CRYSTECH SENIOR LENDER TRUST


                                                By
                                                  ---------------------------
                                                     Title:

                                                NEWCOURT CAPITAL USA INC.


                                                By
                                                  ---------------------------
                                                     Title:


                                                By
                                                  ---------------------------
                                                     Title:

                                                CRYSTECH, LLC



                                                By
                                                  ---------------------------
                                                     Title:


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